UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
September 28, 2012

ESP RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52506	98-0440762
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 Lions Club Street, Scott, LA	70583
(Address of principal executive offices)	(Zip Code)

(337) 706-7056
Registrant's telephone number, including area code

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 - Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of our stockholders held on September 28, 2012, our stockholders (i) elected three (3) members of the Board of Directors to one-year terms and (ii) ratified the appointment of MaloneBailey, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012.

Set forth below are the voting results for these proposals:

Proposal 1:                      As to the election of directors, the number of votes cast in favor of each nominee was a follows:

Director Nominee Name	Number of Votes For	Number of Votes Against
David Dugas	76,696,785	115,926
Tony Primeaux	76,776,261	36,450
William M. Cox	76,730,761	1,950

Proposal 2:                      To ratify the appointment of MaloneBailey, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012, the voting is as follows:

Number of Votes For	Number of Votes Against	Abstentions
95,762,528 Common Shares	251,100 Common Shares	850 Common Shares

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ESP RESOURCES, INC.

Dated: October 3, 2012	By:	/s/ David Dugas
David Dugas
Chief Executive Officer

3